SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 28, 2002
                                                          -------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                        0-28308                 52-1758016
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(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
    of Incorporation)                                      Identification No.)


41 University Drive, Newtown, Pennsylvania                          18940
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (215) 579-7388
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                 (Registrant's telephone number, including area
                                      code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On February 14, 2002, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), entered into an equity line arrangement (the "Equity Line") under the terms of a Common Stock Purchase Agreement (the "Agreement") with Kingsbridge Capital Limited ("Kingsbridge"). Pursuant to the terms of the Agreement, the Company may, at its sole discretion and from time to time over a 12-month period, sell shares of its Common Stock to Kingsbridge at a discount to market price, as determined prior to each such sale. The Company has committed to: (i) draw down on the Equity Line an amount aggregating at least $1.5 million in registered shares of the Company's Common Stock prior to August 14, 2002; or (ii) if, prior to August 14, 2002, the Company has not drawn down an amount aggregating at least $1.5 million in registered shares of the Company's Common Stock, the Company will be obligated to pay Kingsbridge, in cash, an amount equal to 10% of the amount by which $1.5 million exceeds the aggregate of all amounts drawn down by the Company under the Equity Line up to that date. The Equity Line provides for the sale of up to $8.5 million in registered shares of the Company's Common Stock to Kingsbridge.

     On May 30, 2002, the Company consummated its initial "draw down" under the Equity Line through the issuance of 119,335 shares of its Common Stock to Kingsbridge for an aggregate purchase price of approximately $1.0 million. On June 28, 2002, the Company consummated a second "draw down" under the Equity Line through the issuance of 32,187 shares of its Common Stock to Kingsbridge for an aggregate purchase price of approximately $266,667.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          --------

       Exhibit No.   Description
       -----------   -----------

          10.1 Common Stock Purchase Agreement dated February 14, 2002 by and between CollaGenex Pharmaceuticals, Inc. and Kingsbridge Capital Limited (incorporated by reference to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 15, 2002).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               COLLAGENEX PHARMACEUTICALS, INC.



                                     By: /s/ Nancy C. Broadbent
                                         ------------------------------------
                                         Nancy C. Broadbent
                                         Chief Financial Officer
                                         (Principal Financial Officer)


Date: June 28, 2002